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                                                                  EXHIBIT 10.1.5
                                                                     Page 1 of 4



                          ALCAN PENSION PLAN (CANADA)

                          SCHEDULE OF AMENDMENTS 96-1

1.       In Subsection 4.03 insert the following new paragraph (g):

         "(g) For the determination of the Number of Points of a Member who, on 30 June 1996, is contributing to the Plan, or is on an authorized leave of absence (with the exception of (i) a Member in receipt of a Disability Pension whose commencement date of his permanent disability is on or after 1 January 1992 or (ii) a Member who is a transferred employee under the terms of an agreement relating to the sale of a business of a Participating Company which closing date is on or before 30 June 1996, as determined by the Administrator), or is a Suspended Member in accordance with subsection 4.05, a number of years in accordance with the following:

                 (i) 5 years, if such Member had attained the age of 55 or had completed 30 years of Credited Service at 1 January 1996;

                 (ii)     4 years, if such Member had not met the conditions in
                          (i) at 1 January 1996 but had attained the age of 50 or had completed 25 years of Credited Service;

                 (iii)    3 years, if such Member had not met the conditions in
                          (i) and (ii) at 1 January 1996 but had attained the age of 45 or had completed 20 years of Credited Service;

                 (iv) 2 years, if such Member had not met any of the conditions above."

2.       In subsection 8.02:

         2.1 Replace the first sentence of paragraph (c) by the following sentence:

                 "(c) A Member whose Early Retirement Date occurs on or after his attainment of the age of 60 and whose Number of Points is equal to at least 75 at that Date, or whose Early Retirement Date occurs before his attainment of the age of 60 and whose Number of Points is equal to at least 90 at that Date, and who is

                          (i) contributing to the Plan at his Early Retirement Date, or

                          (ii) on an authorized leave of absence without pay and in receipt of an Approved Disability Benefit at that date other than a Disability Pension under the Plan in respect of a Member whose commencement date of his permanent disability is on or after 1 January 1992 is entitled to a bridge benefit in addition to his retirement pension."

         2.2     Replace "$200" in paragraph  (c) by "$250".

         2.3     Delete paragraph (d).





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                                                                  EXHIBIT 10.1.5
                                                                     Page 2 of 4


3.       In subsection 8.03:

         3.1 Add the words "and the amount of the bridge benefit is determined in accordance with subsection 8.02 (c)" at the end of the third paragraph.

         3.2     delete the fourth paragraph.

This schedule of amendments is effective 1 July 1996.





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                                                                  EXHIBIT 10.1.5
                                                                     Page 3 of 4




                          ALCAN PENSION PLAN (CANADA)

                          SCHEDULE OF AMENDMENTS 96-2


1. In paragraph 3.07 (ii)(a) the words "Section 14" are replaced by the words "Sections 8 and 14".

2.       The following paragraph is added at the end of subsection 8.02(b):

         "Notwithstanding the above, the early retirement factor is 100% if the Member meets the following conditions at Early Retirement Date:

                 (i) his Number of Points equals 90 or more or his Number of Points is 75 and he is age 60 or over ; and

                 (ii) he is in receipt of an Approved Disability Benefit which is fully integrated with this early retirement pension and the bridge benefit described hereafter.

         The Member on a leave of absence without pay who is in receipt of an Approved Disability Benefit, stops accruing Credited Service upon meeting the above conditions"

This Schedule of Amendments is effective 1 November 1996.





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                                                                  EXHIBIT 10.1.5
                                                                     Page 4 of 4



                          ALCAN PENSION PLAN (CANADA)

                          SCHEDULE OF AMENDMENTS 96-3


The purpose of this Schedule of Amendments is to make certain modifications to the Plan at the request of Revenue Canada.

1.       In subsection 2.07, the word "practitioner" is replaced by the word
         "doctor".

2. In paragraph 5.01, the word "deductible" in the last sentence is deleted.

3. In subsection 14.06, the words "augmented by the augmentation percentage applied to his Disability Pension at that Date" at the end are deleted and the following sentence is added: "The Augmentation percentage applied to his Disability Pension at that date will continue to apply to the retirement pension."

4.       In subsection 19.04, the following paragraph is added at the end:

         (7) The compounded Augmentation Factor under this and any previous augmentation granted from Pension Commencement Date, multiplied by the retirement pension payable for a particular month on or after the effective date of this augmentation, plus any other pension increase which may have been granted in previous schedules of amendments, cannot exceed the maximum pension augmented with increases of the Consumer Price Index as determined by Revenue Rules.

Paragraphs 1, 2 and 3 are effective 1 January 1992 and paragraph 4 is effective 1 January 1996.





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